EXHIBIT 10.1

SECOND AMENDMENT dated as of July 2, 2012 (this “Amendment”), to the MULTI-CURRENCY CREDIT AGREEMENT dated as of December 1, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED, a Delaware corporation (the “Company”); HARMAN HOLDING GMBH & CO. KG, a company organized under the laws of Germany (the “Additional Borrower”); the LENDERS party thereto; HSBC BANK USA, NATIONAL ASSOCIATION and UNICREDIT BANK AG, NEW YORK BRANCH, as Syndication Agents; BANK OF AMERICA, N.A., WELLS FARGO BANK, N.A. and RBS CITIZENS, N.A. as Documentation Agents; J.P. MORGAN SECURITIES LLC, HSBC SECURITIES (USA), INC. and UNICREDIT BANK AG, NEW YORK BRANCH, as Joint Lead Arrangers; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, pursuant to the Credit Agreement the Lenders have extended credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS, the Company and the Additional Borrower have informed the Administrative Agent that they desire to amend the Credit Agreement in order to permit the transactions described in the Restructuring Disclosure Letter (as defined in the Credit Agreement, as amended hereby) and provide for the release of the security interests created by the Collateral Documents in the Capital Stock of certain Subsidiaries transferred pursuant to the transactions described in the Restructuring Disclosure Letter;

WHEREAS, the Lenders party hereto, constituting at least the Majority Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement. (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

(i) “ “Restructuring Disclosure Letter”: the Restructuring Disclosure Letter dated the Second Amendment Effective Date, duly executed and delivered by the Company and the Additional Borrower to the Administrative Agent and the Lenders at the time the Second Amendment is executed and delivered.”

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(ii) “ “Second Amendment”: the Second Amendment dated as of June 14, 2012, to this Agreement.”

(iii) “ “Second Amendment Effective Date”: has the meaning set forth in the Second Amendment.”

(b) Section 8.5 of the Credit Agreement is hereby amended by deleting the word “and” at the end of subsection 8.5(k), replacing the period at the end of subsection 8.5(l) with “; and” and inserting the following as a new subsection 8.5(m):

“(m) any Dispositions, including issuances or sales of shares of Capital Stock of any Subsidiaries, by the Company or any Subsidiary to the Company or any Subsidiary, in each case described in the Restructuring Disclosure Letter.”

(c) Section 8.7 of the Credit Agreement is hereby amended by deleting the word “and” at the end of subsection 8.7(s), replacing the period at the end of subsection 8.5(t) with “; and” and inserting the following as a new subsection 8.7(u):

“(u) any Investments by the Company or any Subsidiary in the Company or any Subsidiary, in each case described in the Restructuring Disclosure Letter; provided that any such Investment constituting Indebtedness shall be incurred in compliance with clauses (i), (ii) and (iii) of subsection 8.2(b).”

SECTION 3. Release of Liens. Notwithstanding anything to the contrary contained in Section 11.17 of the Credit Agreement or in any other Loan Document, upon the consummation of any sale or other transfer by the Company, the Additional Borrower or the new partnership organized under the laws of Germany as a Wholly Owned Subsidiary of the Company referred to as “New KG” in the Restructuring Disclosure Letter (“New KG”) of any Capital Stock of the Additional Borrower, Harman Consumer Nederland B.V., Studer Professional Audio GmbH, Harman Management GmbH or the new company organized under the laws of Hungary as a Wholly Owned Subsidiary of the Company referred to as “FinCo” in the Restructuring Disclosure Letter (each, a “Transferred Subsidiary”) to any Foreign Subsidiary pursuant to a transaction permitted by subsection 8.5(m) or 8.7(u) of the Credit Agreement, as amended hereby, the security interests granted by the Company, the Additional Borrower or New KG, as the case may be, in the Capital Stock of such Transferred Subsidiary pursuant to the Collateral Documents shall automatically be released; provided that, to the extent the Capital Stock of a Transferred Subsidiary is owned by a Loan Party after giving effect to all transactions set forth in the Restructuring Disclosure Letter applicable to such Transferred Subsidiary, such Loan Party shall grant and perfect security interests in favor of the Administrative Agent in such Capital Stock in compliance with the requirements of the Collateral and Guarantee Requirement and the Loan Documents. In connection with any release pursuant to this Section, the Administrative Agent shall execute and deliver to

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any Loan Party at such Loan Party’s expense all documents and take all such actions that such Loan Party shall reasonably request to evidence such release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.

SECTION 4. Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and to each of the Lenders, on and as of the date hereof and the Second Amendment Effective Date (as defined below), that:

(a) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action. This Amendment has been duly executed and delivered by the Borrowers and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of each of the Borrowers, enforceable against them in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) Each of the representations and warranties made by the Borrowers in or pursuant to the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date (except to the extent any such representations or warranties relate, by their terms, to a specific date, in which case such representations or warranties shall be true and correct in all material respects on and as of such specific date).

(c) On and as of the Second Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 5. Effectiveness. This Amendment shall become effective on the date on which each of the following conditions precedent is satisfied (such date, the “Second Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received either signed counterparts of this Amendment or written evidence satisfactory to the Administrative Agent (which may include facsimile or other customary electronic transmission acceptable to the Administrative Agent of a signed signature page of this Amendment) that, when taken together, bear the authorized signatures of the Borrowers and the Majority Lenders.

(b) The Administrative Agent shall have received all fees and all other amounts due and payable to it or any of its Affiliates on or prior to the Second Amendment Effective Date, including reimbursement of all reasonable out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel to the Administrative Agent) required to be reimbursed by the Borrowers under the Credit Agreement for which invoices have been submitted to the Company.

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(c) The Administrative Agent shall have received (i) a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of New KG; (ii) one or more additional Collateral Documents duly executed and delivered on behalf of New KG (or the applicable Loan Parties in respect of the Capital Stock of New KG to be pledged pursuant to the Collateral Documents) reasonably acceptable to the Administrative Agent necessary under the laws of Germany to create and perfect the security interests required to be granted, and to secure the obligations required to be secured, in accordance with the Collateral Agreement, which additional Collateral Documents shall be comparable to those entered into on the Effective Date by the other Designated Foreign Subsidiaries; and (iii) such other duly executed and delivered documents and financing statements as the Administrative Agent may reasonably request in connection with the foregoing to cause the Collateral and Guarantee Requirement to be satisfied with respect to New KG as of the Second Amendment Effective Date.

SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission or other means of electronic communication), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other means of electronic

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communication shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 11. Fees and Expenses. Without limiting the Borrowers’ obligations under Section 11.5 of the Credit Agreement, the Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED,

By:	/s/ Todd Suko

Name: Todd Suko Title: Executive Vice President and General Counsel

HARMAN HOLDING GMBH & CO. KG,

By:	/s/ Todd Suko

Name: Todd Suko Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By:	/s/ James A. Knight

Name: James A. Knight Title: Vice President

[Signature Page to the Second Amendment to the Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	HSBC Bank USA, National Association

	by	/s/ Diane M. Zieske
Name: Diane M. Zieske
Title: Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	UniCredit Bank AG, New York Branch

	by	/s/ Ken Hamilton
Name: Ken Hamilton
Title: Director

	by	/s/ Edward Kulesza
Name: Edward Kulesza
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	Bank of America, N.A.

	by	/s/ Steven J. Melicharek
Name: Steven J. Melicharek
Title: Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	Wells Fargo Bank, N.A.,

	by	/s/ Edward P. Nallan, Jr.
Name: Edward P. Nallan, Jr.
Title: Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	RBS Citizens, N.A.

	by	/s/ Ramez Gobran
Name: Ramez Gobran
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	The Bank of Tokyo-Mitsubishi UFJ, Ltd

	by	/s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	KeyBank National Association

	by	/s/ Frank J. Jancar
Name: Frank J. Jancar
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	Sovereign Bank, N.A.

	by	/s/ Thomas J. Devitt
Name: Thomas J. Devitt
Title: Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

MULTI-CURRENCY CREDIT AGREEMENT

Name of Institution:	DBS Bank Ltd., Los Angeles Agency

	by	/s/ James McWalters
Name: James McWalters
Title: General Manager